UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2011

Progenics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         On June 8, 2011, Mark R. Baker, Chief Executive Officer of Progenics Pharmaceuticals, Inc. (Nasdaq: PGNX), was awarded 200,000 options under the Company’s 2005 Stock Incentive Plan in recognition of his appointment as CEO earlier this year.  The options vest in equal annual installments over four years and are exercisable at the closing price of the Company’s common stock on the date of grant.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Progenics held its 2011 Annual Meeting of Stockholders on June 8, 2011. At the Meeting stockholders voted on (i) the election of directors; (ii) an advisory vote on the compensation of the Company’s named executive officers, (iii) an advisory stockholder indication of preferred frequency of executive compensation advisory votes, (iv) amendment of the Company’s charter to increase the number of authorized common shares from 40 million to 80 million, (v) amendment of the 2005 Stock Incentive Plan to increase the number of common shares available for issuance from 5,450,000 to 7,450,000, and (vi) ratification of the Board of Directors’ selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011. The number of votes cast for and against or withheld, and abstentions and broker non-votes with respect to each matter are set forth below.

	For	Against	Withheld	Broker Non-Votes
1. Election of Directors				5,648,900
Charles A. Baker	21,684,548	0	3,026,879
Mark R. Baker	24,534,928	0	176,499
Kurt W. Briner	24,571,938	0	139,489
Peter J. Crowley	23,547,868	0	1,163,559
Mark F. Dalton	23,539,350	0	1,172,077
Stephen P. Goff, Ph.D.	21,183,027	0	3,528,400
Paul J. Maddon, M.D., Ph.D.	24,459,714	0	251,713
David A. Scheinberg, M.D., Ph.D.	24,536,736	0	174,691
Nicole S. Williams	24,589,792	0	121,635

	For	Against	Abstain	Broker Non-Votes
2. Advisory vote on compensation of named executive officers	23,442,422	1,262,442	6,563	5,648,900

	3 Years	2 Years	1 Year	Abstain
3. Advisory indication of preferred frequency of executive compensation advisory votes	9,754,166	724,221	14,206,123	26,917

	For	Against	Abstain	Broker Non-Votes
4. Charter amendment	27,728,560	2,618,111	13,656	0

5. Stock Incentive Plan amendment	22,775,269	1,935,008	1,150	5,648,900

6. Ratification of selection of PricewaterhouseCoopers LLP	30,314,121	43,333	2,873	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PROGENICS PHARMACEUTICALS, INC.
                         By:  /s/ ROBERT A. MCKINNEY
                            Robert A. McKinney
                            Chief Financial Officer, Senior Vice President,
                            Finance & Operations and Treasurer

Date:  June 13, 2011